                                                                   EXHIBIT 10.11




                                AIMNET CORPORATION

                               1995 STOCK OPTION PLAN

                                 AIMNET CORPORATION

                               1995 STOCK OPTION PLAN

                                 TABLE OF CONTENTS


1.    PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.    SHARES SUBJECT TO THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . .1

3.    TERM OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

4.    PARTICIPANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

4.1.  ELIGIBILITY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
4.2.  PARTICIPANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
4.3.  LEGAL REPRESENTATIVES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

5.    GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

5.1.  OPTION AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
5.2.  EXERCISE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
5.3.  PAYMENT OF EXERCISE PRICE; TAXES. . . . . . . . . . . . . . . . . . . . . . . .3
5.4.  CONDITIONS TO EXERCISE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
5.5.  NO EMPLOYMENT AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . .4
5.6.  RESTRICTIONS ON TRANSFER. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
5.7.  MARKET STANDOFF REQUIREMENT.  . . . . . . . . . . . . . . . . . . . . . . . . .4

6.    TERMS OF OPTION AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .4

6.1.  LIMITATION ON INCENTIVE OPTION GRANTS.  . . . . . . . . . . . . . . . . . . . .4
6.2.  DURATION OF OPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
6.3.  EXERCISABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
6.4.  EXERCISE OF OPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
6.5.  TRANSFERABILITY OF OPTION.  . . . . . . . . . . . . . . . . . . . . . . . . . .6
6.6.  NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE OPTIONS. . . . . . . . . . . .7
6.7.  ADJUSTMENTS TO OPTION RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . .7
6.8.  IDENTIFICATION OF INCENTIVE OPTIONS.  . . . . . . . . . . . . . . . . . . . . .7

7.    SHARE REPURCHASE RIGHT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

7.1.  RIGHT TO REPURCHASE SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .7
7.2.  TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.  . . . . . . . . . . . . . . .7
7.3.  EXERCISE OF SHARE REPURCHASE OPTION.  . . . . . . . . . . . . . . . . . . . . .8
7.4.  SHARE REPURCHASE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
7.5.  EFFECT OF FAILURE TO EXERCISE SHARE REPURCHASE RIGHT. . . . . . . . . . . . . .8
7.6.  PAYMENT FOR SHARES AND RETURN OF SHARES.  . . . . . . . . . . . . . . . . . . .8
7.7.  ASSIGNMENT OF SHARE REPURCHASE RIGHT. . . . . . . . . . . . . . . . . . . . . .8
7.8.  TERMINATION OF SHARE REPURCHASE RIGHT.  . . . . . . . . . . . . . . . . . . . .9
7.9.  LEGENDS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
7.10. "CURRENT MARKET PRICE". . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

8.    RIGHT OF FIRST REFUSAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

8.1.  RESTRICTION ON TRANSFER.  . . . . . . . . . . . . . . . . . . . . . . . . . . .9
8.2.  RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10


AIMNET CORPORATION
1995 Stock Option Plan
Table of Contents continued

8.3.  NOTICE OF PROPOSED TRANSFER.  . . . . . . . . . . . . . . . . . . . . . . . . 10
8.4.  EXERCISE OF RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . . . . . 10
8.5.  EXCHANGES OR OTHER TRANSFERS. . . . . . . . . . . . . . . . . . . . . . . . . 10
8.6.  FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . 10
8.7.  TRANSFEREES OF THE TRANSFER SHARES. . . . . . . . . . . . . . . . . . . . . . 11
8.8.  SPECIAL TRANSFERS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
8.9.  ASSIGNMENT OF THE RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . . . . 12
8.10. TERMINATION OF RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . 12
8.11. LEGENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

9.    SHARE DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

9.1.  DEPOSIT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
9.2.  COPIES OF NOTICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
9.3.  DELIVERY OF SHARES AND PURCHASE PRICE.  . . . . . . . . . . . . . . . . . . . 13
9.4.  ATTORNEY-IN-FACT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
9.5.  OWNERSHIP OF THE SHARES.  . . . . . . . . . . . . . . . . . . . . . . . . . . 13
9.6.  RELEASE OF CERTIFICATES.  . . . . . . . . . . . . . . . . . . . . . . . . . . 13
9.7.  POWERS AND RIGHTS OF CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . 13

10.   ADMINISTRATION AND AMENDMENT OF THE PLAN. . . . . . . . . . . . . . . . . . . 14

10.1. ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
10.2. RIGHTS AND POWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
10.3. TERMINATION; AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
10.4. REQUIREMENTS OF RULE 16B-3. . . . . . . . . . . . . . . . . . . . . . . . . . 15

11.   ADJUSTMENT OF AND CHANGES IN STOCK. . . . . . . . . . . . . . . . . . . . . . 15

11.1. RECAPITALIZATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
11.2. LIQUIDATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
11.3. REORGANIZATIONS IN WHICH THE COMPANY DISAPPEARS . . . . . . . . . . . . . . . 16
11.4. REORGANIZATIONS IN WHICH COMPANY SURVIVES . . . . . . . . . . . . . . . . . . 16
11.5. OTHER CHANGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
11.6. NO FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

12.   SUSPENSION OF OPTIONS TO SATISFY SECURITIES LAWS. . . . . . . . . . . . . . . 17

12.1. POWER TO SUSPEND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.2. MINIMUM PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.3. MAXIMUM PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.4, OPTION GRANTS DURING SUSPENSION . . . . . . . . . . . . . . . . . . . . . . . 17
12.5. OPTION TERMINATION DURING PERIOD OF SUSPENSION. . . . . . . . . . . . . . . . 17
12.6. ALLOCATION OF EXERCISE RIGHTS BEFORE SUSPENSION . . . . . . . . . . . . . . . 17
12.7. ALL OPTIONS MUST BE SUSPENDED . . . . . . . . . . . . . . . . . . . . . . . . 17
12.8. ADVICE OF COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.9. SUNSET PROVISION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

13.   INFORMATION TO PARTICIPANTS . . . . . . . . . . . . . . . . . . . . . . . . . 18

13.1. INFORMATION PROVIDED. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
13.2. INFORMATION CONFIDENTIAL. . . . . . . . . . . . . . . . . . . . . . . . . . . 18


AIMNET CORPORATION
1995 Stock Option Plan
Table of Contents continued

14.   TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

15.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

15.1. ADDITIONAL ACTIONS AND DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . 18
15.2. SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
15.3. NO THIRD-PARTY BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . . 18
15.4. AMENDMENTS, WAIVERS, AND CONSENTS  . . . . . . . . . . . . . . . . . . . . . 19
15.5. NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
15.6. DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
15.7. JURISDICTION AND VENUE . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
15.8. GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
15.9. PLAN GOVERNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

                                 AIMNET CORPORATION
                               1995 STOCK OPTION PLAN

                                   1.    PURPOSE

The purpose of this 1995 Stock Option Plan is to advance the interests of AIMNET CORPORATION, a California corporation (the "Company"), by giving the Company's employees and others who perform substantial services on behalf of the Company incentive through ownership of the Company's common stock to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals. This Plan intended to be an employee stock option plan within the meaning of Section 408 of the California Corporations Code.

                           2.    SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article 11, the Company is authorized to issue options ("Options") to purchase up to 1,500,000 shares of its common stock ("Shares"). Any unpurchased Shares that are subject to an Option that terminates for any reason other than exercise shall, unless this Plan has been terminated, become available for future grant under this Plan. The Company shall at all times reserve for issuance pursuant to this Plan a number of its authorized but unissued Shares equal to the number of Shares issuable under this Plan. Exercise of an Option shall decrease the number of Shares available for grant under this Plan.

                                  3.    TERM OF PLAN

This Plan shall become effective upon its adoption by the Board of Directors of the Company (the "Board"). Within 12 months after the date of such adoption, this Plan shall be approved by the shareholders of the Company in the degree and manner required under applicable state and federal law. No Option shall become exercisable unless and until such shareholder approval has been obtained. Unless sooner terminated under Article 10 or 11, this Plan shall terminate upon the earlier of (a) the tenth anniversary of its adoption by the Board or (b) the date on which all Shares available for issuance under this Plan have been issued. Any Option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

                                   4.    PARTICIPANTS

4.1.  ELIGIBILITY.
The following persons shall be eligible to receive Options under this Plan: (a) any employee (an "Employee") of the Company or any present or future parent or subsidiary corporation of the Company (an "Affiliate") as defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively, (b) any person who is engaged by the Company or an Affiliate to render consulting services and is compensated for such services, but who is not an Employee (a "Consultant") and (c)any director of the Company or an Affiliate who is not an Employee, whether compensated for such services or not (an "Outside Director"). Only Employees are eligible to receive Options that are intended to be incentive options ("Incentive Options") within the meaning of
Section 422 of the Code. Employees, Consultants, and Outside Directors are eligible to receive Options that are not intended to be Incentive Options ("Nonstatutory Options").

4.2.  PARTICIPANTS.
The Board shall have the authority in its sole discretion to select the Employees, Consultants and Outside Directors to whom Options may from time to time be granted under this Plan ("Participants").

4.3.  LEGAL REPRESENTATIVES.
As used in this Plan, the term "Participant" includes any person who acquires the legal right to exercise a Participant's Options by reason of the death or incompetence of the Participant.

                              5.    GENERAL TERMS

5.1.  OPTION AGREEMENT.
Grants of Options shall be evidenced by a written option agreement ("Option Agreement"), which shall contain the provisions that this Plan requires and may contain additional provisions that do not conflict with this Plan as the Board deems appropriate. Each Option Agreement shall be signed by the Participant and an officer of the Company designated by the Board. The form of Option Agreement for use pursuant to this Plan is attached to this Plan. The Board may modify said form as it deems appropriate, subject to the provisions of this Plan. Option Agreements need not have identical terms, but each Option Agreement shall be subject to this Plan.

5.2   EXERCISE PRICE.
      5.2.1.      GENERAL RULE.
      The exercise price of each Incentive Option shall not be less than the fair market value of the Shares, as the Board may determine, on the date the Option is granted. The exercise price of each Nonstatutory Option shall not be less than 85% of the fair market value of the Shares, as the Board may determine, on the date the Option is granted. It is the Company's policy that the exercise price of Nonstatutory Options be at least the fair market value of the Shares on the date the Option is granted except in unusual circumstances.

      5.2.2. TEN PERCENT SHAREHOLDERS.
      The exercise price of each Option granted to a Participant who, at the time the Option is granted, owns, as that term is defined in Section 424(d) of the Code, stock possessing more than 10% of the combined voting power of all stock of the Company or of its Affiliates, shall be at least 110% of the fair market value of the Shares, as the Board may determine, on the date the Option is granted.

      5.2.3.      DETERMINATION OF FAIR MARKET VALUE.
      The Board's determination of fair market value shall be final and conclusive for the purposes of this Plan. In determining fair market value, the Board may, but is not obligated to, obtain and rely upon an independent appraisal. If the Company's common stock is publicly traded, the fair market value of the Shares as of any date shall be determined as follows: (a) if such stock is listed on a stock exchange or national market system, fair market value shall be the closing sales price of a share of the Company's common stock (or the closing bid price if no sales were reported), as quoted on such exchange or system for the last market trading day before the time of determination; or (b) if such stock is quoted on the NASDAQ System (but not on its National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, fair market value shall be the mean between the high and low asked prices for such stock for the last market trading day before the time of determination.

5.3.  PAYMENT OF EXERCISE PRICE; TAXES.
      5.3.1.      FORM OF PAYMENT.
      The Participant shall pay the per Share exercise price in full at the time of exercise by bank cashier's check or, with the approval of the Board, a promissory note or shares of common stock of the Company, or any combination of the foregoing such that the aggregate fair market value of such stock (as determined by the Board) plus cash and notes equals the total exercise price.

      5.3.2.      PROMISSORY NOTES.
      The Company may require a promissory note to be with full recourse, to be adequately secured by collateral other than the Shares purchased, and to bear interest at market or above market rates (if such rates are not usurious). It is the Company's policy not to accept promissory notes except in unusual circumstances. Inability to pay cash is not necessarily an unusual circumstance.

      5.3.3.      WITHHOLDING TAXES.
      The Participant shall pay by bank cashier's check or other form of payment acceptable to the Company, the amount of any state or federal income or other tax that the Company is required to pay or withhold upon exercise of an Option unless the incidence of such tax cannot lawfully be placed on the Participant.

5.4.  CONDITIONS TO EXERCISE.
No Option may be exercised if the transfer of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable securities or other law or regulation. Unless the Shares are registered under the Securities Act of 1933 and any applicable state securities law, as a condition to exercising an Option, the Participant shall provide the Company with such written assurances as the Company deems appropriate for the Option grant and exercise to qualify for exemption from registration. Such assurances may include, among others, a representation that the Participant intends to hold the Shares for investment and not for distribution to the public. The Company has no obligation to register the Options or Shares under the Securities Act of 1933 or any other law.

5.5.  NO EMPLOYMENT AGREEMENT.
No Option Agreement, nor anything contained in this Plan, shall alter a Participant's status as an "at will" employee of the Company, confer upon any Participant any right to continue in the employ of the Company, or limit the right of the Company to terminate a Participant's employment at any time and for any or no reason.

5.6.  RESTRICTIONS ON TRANSFER.
If transfer of the Shares is restricted under any applicable law, each certificate representing such Shares shall bear a legend in form and substance satisfactory to the Company reflecting that such Shares are so restricted. The Company may also place a notation on any certificate representing Shares purchased upon exercise of an Incentive Option. To enforce any restrictions on transfer of the Shares, the Company may set forth in its stock transfer records a "stop transfer" order with respect to the Shares. The Company shall not be liable for any refusal to transfer the Shares on the books of the Company unless the transfer complies with all terms and conditions of any restrictions imposed on such Shares.

5.7.  MARKET STANDOFF REQUIREMENT.
Each Participant shall, upon the request of the Company or the underwriters managing any public offering of the Company's securities, refrain form selling or disposing of any Shares without the prior written consent of the Company and such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. The Participant and the Company shall cause any certificates representing the Shares to bear a legend in substantially the following form:

      SALE, TRANSFER, OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED FOR UP TO 180 DAYS FOLLOWING A PUBLIC OFFERING OF THE STOCK OF THE CORPORATION PURSUANT TO THE 1995 STOCK OPTION PLAN OF THE CORPORATION.

The legend shall be removed upon any resale of the Shares to the public in an offering registered with the SEC or pursuant to Rule 144.

                       6.    TERMS OF OPTION AGREEMENTS

6.1.  LIMITATION ON INCENTIVE OPTION GRANTS.
The aggregate fair market value (determined at the time the Option is granted) of the Shares for which one or more Incentive Options granted under this Plan (or any other incentive stock option plan of the Company or any Affiliate) become exercisable by a Participant for the first time during any calendar year shall not exceed $100,000 or such other amount as may be permitted under subsequent amendments to Section 422 of the Code. To the extent that any two or more Incentive Options violate this limitation, such excess Options shall be treated as Nonstatutory Options. For purposes of this Section 6.1, Incentive Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares was granted.

6.2.  DURATION OF OPTION.
      6.2.1.      GENERAL RULE.
      Except as provided in this Section 6.2 and Section 6.3, Options shall be exercisable only for so long as the Participant has the same relationship with the Company as an Employee, Consultant or Outside Director as the Participant had when the Option was granted, but not longer than 10 years after the date the Option is granted.

      6.2.2.      EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT.
      Upon termination of a Participant's employment or other relationship with the Company by mason of the Participant's death or disability (within the meaning of Section 22(e)(3)of the Code), the Participant or the Participant's estate or any person who acquires the right to exercise the option by bequest or inheritance, may exercise the Option at any time within one year after such termination, but only to the extent that the Option is exercisable for vested Shares on the date of such termination and does not otherwise expire. Upon termination of a Participant's employment or other relationship with the Company by reason of the Participant's disability other than as defined in Section 22(e)(3) of the Code, the Participant may exercise the Option at any time within 6 months after termination, but only to the extent that the Option is exercisable for vested Shares on the date of such termination and does not otherwise expire. Upon termination of a Participant's employment or other relationship with the Company for any other reason, the Participant may exercise the Option at any time within three months after such termination, but only to the extent that the Option is exercisable for vested Shares on the date of such termination and does not otherwise expire. Employment shall not be considered terminated in the case of (a) sick leave; (b) military leave; (c) any other leave of absence approved by the Board; or (d) transfers between locations of the Company or between the Company or its Affiliates. For Consultants, employment terminates when such Consultant ceases to render services on a periodic basis to the Company or any Affiliate.

      6.2.3.      EFFECT OF CHANGE OF RELATIONSHIP.
      If a Participant's employment or other relationship with the Company terminates but the Participant continues to be eligible under Section 4.1 of this Plan, the Board may, in its sole discretion, elect to permit one or more of the Participant's Options to continue as if the Participant's employment or other relationship had not terminated, except that any such continued Option shall be a Nonstatutory Stock Option if the Participant is no longer an Employee.

      6.2.4.      TEN PERCENT SHAREHOLDERS.
      Any Option granted to a Participant who, at the time the Option is granted, owns, as that term is defined in Section 424(d) of the Code, stock possessing more than 10% of the combined voting power of all stock of the Company or of its Affiliates, shall be exercisable as described in this Section 6.2, but for no longer than 5 years after the date the Option is granted.

6.3.  EXERCISABILITY.

      6.3.1.      MINIMUM VESTING RATE.
      All Options granted under this Plan shall become exercisable at a rate that, when considered in conjunction with all other then unexercisable options to purchase common stock of the Company held by the optionee, is not slower than in cumulative annual increments of 20% per year from the date of grant. Nothing in this Plan requires Options to be exercisable immediately upon grant.

      6.3.2.      EFFECT OF LEAVE OF ABSENCE.
      The rate at which Options become exercisable shall be suspended during any leave of absence that lasts for more than 60 days unless the Board determines otherwise. A leave of absence shall not extend the term of the Option. Options may be exercised during a leave of absence only to the extent that the Options are exercisable on the date the leave of absence begins unless the Board determines otherwise.

      EXAMPLE: Assume that an option vests in five cumulative annual increments of 20% each on January 1 of each year. The first 20% vested on January 1, 1996. During 1996, the optionee takes a six month leave of absence. The remaining increments, instead of continuing to vest on January 1, will instead vest on July 1, with the second increment vesting on July 1, 1997.

      6.3.3.      ELECTION TO RECEIVE RESTRICTED STOCK.
      If permitted in the Option Agreement, a Participant may, at the Participant's election, exercise an Option before it would otherwise be exercisable. Shares received upon an early exercise shall be deemed nonvested, and shall vest at the time the Options pursuant to which the Shares were issued would otherwise have become exercisable. Nonvested Shares are subject to repurchase pursuant to Article 7 at the exercise price of the Option pursuant to which they were issued instead of the Current Market Price.

6.4.  EXERCISE OF OPTION.
To exercise an Option for all or part of the Shares, the Participant must do the following: (a) provide the Chief Financial Officer of the Company with a written notice of exercise that specifies the number of Shares for which the Option is being exercised; (b) pay the total exercise price for that number of Shares and any withholding taxes as provided in Section 5.3; (c) provide the Company with any written representations as required under Section 5.4; and (d) furnish to the Company appropriate documentation that the person(s) exercising the Option, if other than the Participant named in the Option Agreement, have the right to do so.

6.5.  TRANSFERABILITY OF OPTION.
Options shall be transferable only by will or the laws of descent and distribution. Only the Participant may exercise the Options during the Participant's lifetime, except as provided in subsection 6.2.2. Any other purported transfer or assignment of any Option shall be void and of no effect.

6.6.  NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE OPTIONS.
Participants shall give the Company written notice of any disposition of any Share acquired pursuant to exercise of an Incentive Option if such disposition occurs before the second anniversary of the date the Option was granted or the first anniversary of the date of purchase of the Share disposed of, whichever occurs later. A disposition includes any sale, exchange, gift, or other transfer or attempted transfer of legal title. The notice shall include the Participant's name, the number of Shares disposed of and the dates and prices the Shares were both acquired and disposed of.

6.7.  ADJUSTMENTS TO OPTION RIGHTS.
Subject to the general limitations of this Plan, the Board may adjust the exercise price, term, or any other provision of an Option by canceling and regranting the Option or by amending or substituting the Option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior Options. The Board may also adjust the number of Options granted to a Participant by canceling outstanding Options or granting additional Options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, or adjustments deemed appropriate to reflect a change in a Participant's duties, employment status, or other relationship with the Company, no such adjustment shall impair a Participant's rights under any Option Agreement without the consent of the Participant.

6.8.  IDENTIFICATION OF INCENTIVE OPTIONS.
Each Option Agreement shall state whether or not the Option is intended to qualify as an Incentive Option. If only a portion of an Option is intended to so qualify, (a) the Option Agreement shall so state, and (b)the Option Agreement shall not require that the number of Incentive Options exercised reduces the size of the Nonstatutory Option portion, or vice-versa.

                     7.    SHARE REPURCHASE RIGHT

7.1.  RIGHT TO REPURCHASE SHARES.
In the event the Participant's employment or other relationship with the Company terminates for any reason, with or without cause, the Company or its assignee may, without the necessity of notice from the Participant, purchase all or, with the Participant's consent, part of the Participant's nonvested Shares under the terms and conditions of this Article 7 (the "Share Repurchase Right"). If the Option Agreement so provides, vested Shares shall also be subject to repurchase pursuant to this Article 7.

7.2.  TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.
For purposes of this Plan, the phrase "employment or other relationship" refers to the Participant's employment or other relationship with the Company on the date the Option is granted, as follows:

      (a) If the Participant was a full-time Employee, the Participant's employment will be deemed terminated for the purpose of this Plan if the Participant becomes a part-time Employee, a Consultant, or an Outside Director.

      (b) If the Participant was a part-time Employee, the Participant's employment will be deemed terminated for the purpose of this Plan if the Participant becomes a Consultant or Outside Director but not if the Participant becomes a full-time Employee.

      (c) If the Participant was a Consultant or Outside Director, the Participant's relationship will be deemed terminated for the purpose of this Plan if the nature of such relationship changes, unless the Participant becomes a full-time Employee.

7.3.  EXERCISE OF SHARE REPURCHASE OPTION.
The Company or its assignee shall exercise the Share Repurchase Right by giving written notice (the "Repurchase Notice") to the Participant. If some or all of the Participant's Shares are held by a transferee when the Participant's employment or other relationship with the Company terminates, the Company may repurchase the transferred Shares by giving a Repurchase Notice to the transferee. The Share Repurchase Right shall expire 60 days after the Participant gives written notice to the Company of its right to purchase the Shares.

7.4.  SHARE REPURCHASE PRICE.
The price at which the Company may repurchase nonvested Shares shall be the price at which they were originally issued pursuant to the Option. The price at which the Company may repurchase vested Shares shall be the greater of price at which they were originally issued pursuant to the Option or their Current Market Price determined as of the date the Participant's employment or other relationship with the Company terminates.

7.5   EFFECT OF FAILURE TO EXERCISE SHARE REPURCHASE RIGHT.
Company declines to exercise the Share Repurchase Right after a deemed termination of a Participant's employment or other relationship with the Company, it may exercise the Share Repurchase Right upon a subsequent termination of the new employment or other relationship.

7.6.  PAYMENT FOR SHARES AND RETURN OF SHARES.
Shares shall be deemed repurchased when the Participant or other holder of the Shares receives a Repurchase Notice. All rights accorded a holder of such Shares, other than the right to payment therefor, shall cease at that time. Upon delivery of a Repurchase Notice, the Company shall as soon as practicable thereafter deliver the purchase price to the Company's transfer agent. The Company shall pay the purchase price of any Shares so purchased upon tender of the certificates representing such Shares to the Company's transfer agent. Upon delivery of a Repurchase Notice, the Company shall immediately thereafter deliver the purchase price to the Company's transfer agent. For purposes of the foregoing, cancellation of any promissory note of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

7.7.  ASSIGNMENT OF SHARE REPURCHASE RIGHT.
The Company may assign the Share Repurchase Right to one or more persons as may be selected by the Board. Any such assignee shall pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is the parent of the Company owning

100% of the Company) cash per Share equal to the difference between the exercise price and the Current Market Value of the Share if the exercise price is less than Current Market Value.

7.8.  TERMINATION OF SHARE REPURCHASE RIGHT.
The Share Repurchase Right for vested Shares shall terminate when a public market exists for the Shares. A public market shall be deemed to exist if any of the Company's shares of common stock have been registered under Section 5 of the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, and
(a) such stock is listed on a national securities exchange or national market system or (b)such stock is traded in the over-the-counter market and prices therefor are published daily for 90 days in a recognized financial journal.

7.9.  LEGENDS.
Unless a public market exists for the Shares, each certificate representing the Shares shall bear a legend in form and substance satisfactory to the Company to the effect that the Shares are subject to the Share Repurchase Right.

7.10. "CURRENT MARKET PRICE."
"Current Market Price" means the fair market value of the Company's common stock for the purpose of any employee benefit plan of the Company, including this Plan, or any arm's length transaction, as most recently determined by the Board of Directors or any committee thereof. If the Board of Directors or any committee thereof has not determined the fair market value of the Company's common stock within the previous year, or if the board of Directors determines that the circumstances of the Company have changed materially from the last determination of fair market value, the Board of Directors shall make a new determination of fair market value. The fair market value of the Shares will be the price that a shareholder would receive for the Shares based on the following assumptions:

      (a) Either 100% of the stock of the Company will be sold, or the assets of the Company will be sold as a going concern subject to all obligations and liabilities, whichever assumption will produce the greater value, for cash as of the date giving rise to the Company's right to buy the Shares.

      (b) Any income tax consequences to the transaction will be deferred indefinitely.

      (c) The Company is not under pressure to sell and the buyer is not under pressure to buy.

      (d) The Company will continue to be operated in the manner that it has been operated to the date of sale.

                            8.    RIGHT OF FIRST REFUSAL

8.1.  RESTRICTION ON TRANSFER.
Except as expressly permitted in an Option Agreement or this Plan, a Participant shall not transfer, encumber or dispose of any Shares or any interest in the Shares. Unless expressly permitted in this Plan, a Participant shall not transfer (voluntarily or involuntarily), encumber, or dispose of any nonvested Shares or any interest therein. If nonvested Shares are to be transferred notwithstanding the provisions of this Plan, the repurchase price shall be the exercise price of the Shares.

8.2.  RIGHT OF FIRST REFUSAL.
In the event a Participant proposes to sell, exchange, transfer, pledge or otherwise dispose of any Shares (whether voluntarily or involuntarily) (collectively referred to sometimes herein as a "Transfer"), the Company or its assignees shall have the right to purchase such Shares under the terms and conditions of this Article 8 (the "Right of First Refusal").

8.3.  NOTICE OF PROPOSED TRANSFER.
Before any proposed Transfer of Shares, a Participant must deliver to the Company at its principal office (a) a written notice describing the proposed Transfer and stating the name of the proposed transferee, the number of Shares to be transferred, and the consideration for which the Shares are to be transferred (a "Transfer Notice") and (b) a written offer signed by the proposed transferee (if the proposed transfer is voluntary) to acquire the Shares on the terms specified in the Transfer Notice, subject only to the Right of First Refusal.

8.4.  EXERCISE OF RIGHT OF FIRST REFUSAL.
If the Company exercises the Right of First Refusal, the Company and the Participant shall immediately consummate the sale of the Shares to the Company at the purchase price and on the terms set forth in the Transfer Notice. To exercise the Right of First Refusal, the Company shall deliver to the Participant a notice of exercise of the Right of First Refusal within 60 days after the date the Company receives the Transfer Notice. Shares shall be deemed purchased by the Company when the Participant or other holder of the Shares receives such notice of exercise of the Right of First Refusal. All rights accorded a holder of such Shares, other than the right to payment therefor, shall cease at that time. The Company shall pay the purchase price of any Shares so purchased within 5 business days after tender of the certificates representing such Shares to the Company's transfer agent. For this purpose, cancellation of any promissory note from the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled, if the Company purchases any Shares pursuant to the Right of First Refusal, it must purchase all of the Shares proposed to be transferred.

8.5.  EXCHANGES OR OTHER TRANSFERS.
When the consideration specified in a Transfer Notice is property other than cash, the Company may nonetheless pay the purchase price for the Shares in cash. If the consideration so specified has a readily ascertainable fair market value, the purchase price of the Shares shall be an amount equal to the fair market value of such consideration. If the specified consideration does not have a readily ascertainable fair market value, the purchase price shall be the Current Market Price of the Shares determined as of the date the Company receives the Transfer Notice.

8.6.  FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL.
If the Company fails to exercise in full the Right of First Refusal within 60 days from the date the Company receives the Transfer Notice, the Participant may not later than 120 days following delivery to the Company of the Transfer Notice, conclude a Transfer of the Shares to the proposed transferee named in the Transfer Notice on the terms and conditions described in the

Transfer Notice. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Article 8.

8.7.  TRANSFEREES OF THE TRANSFER SHARES.
All transferees of any Shares or any interest therein, other than the Company, shall be required as a condition of such Transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Shares or interests subject to the provisions of this Plan, including without limitation Article 7 providing for the Share Repurchase Right (with respect to nonvested Shares only) and Article 8 providing for the Right of First Refusal. Any sale or Transfer of any Shares shall be void unless the provisions of this
Article 8 are met.

8.8.  SPECIAL TRANSFERS.
      8.8.1.      CREDITORS' PROCEEDINGS.
      Upon any proposed Transfer of the Shares in connection with any receivership, bankruptcy, extension, readjustment, stay, composition, or other creditors' proceeding regarding a Participant, or the taking of any of the Shares by legal process (such as levy of execution), the Right of First Refusal shall expire 60 days after the Company receives a Transfer Notice from the Participant. The time during which the Company may not exercise its Right of First Refusal shall be tolled or extended during any time when the Company may be prohibited or restricted from exercising the Right of First Refusal under applicable laws or by court ruling. If the Company or its assignee does not exercise the Right of First Refusal, the Shares may be transferred only pursuant to the proceeding or transaction that gave rise to the Right of First Refusal. Shares transferred pursuant to this subsection 8.8.1 shall continue to be subject to the provisions of the Option Agreement and this Plan, including without limitation Articles 7 and 8 of this Plan.

      8.8.2.      DISSOLUTION OF MARRIAGE.
      If a Participant divides his or her marital, joint, or community property in connection with a decree of divorce or a property settlement, the Participant shall use his or her best efforts to retain the Shares and transfer other assets to his or her spouse in lieu of the Shares. The other assets the Participant may transfer may include a promissory note from the Participant to the spouse. In the event of any distribution of Shares to the Participant's spouse pursuant to a decree of divorce or property settlement agreement, the Company shall have, without the necessity of notice, an irrevocable option to purchase the nonvested Shares at their exercise price and the vested Shares at their Current Market Price by giving a Repurchase Notice to the Participant. The option shall expire 60 days after the Company receives written notice of such distribution or intended distribution advising the Company of its right to purchase the Shares. If the transferee disagrees with the Company's determination of Current Market Price, the transferee may request that an appraisal be performed. Any appraisal shall be determined in accordance with the assumptions set forth in Section 7.10. Unless the Company and the transferee agree otherwise, the appraiser shall agree in writing to be neutral, shall have been a full-time business appraiser for the previous five years, and shall be an Accredited Senior

      Appraiser of the American Society of Appraisers. The Company and the transferee shall share the cost of the appraisal equally.

      8.8.3.      PLEDGE.
      A Participant may pledge Shares (including nonvested Shares) to the Company or a bank or other financial institution if the pledge or security agreement under which the Shares are pledged specifies that the pledgee shall not sell or transfer the Shares (other than to the Participant on termination of the pledge) without first offering them to the Company pursuant to Section 8.2. The repurchase price of any nonvested Shares shall be the exercise price of the Shares.

      8.8.4.      FAMILY TRANSFERS.
      A Participant may transfer Shares (including nonvested Shares) to the Participant's spouse, any parent, step-parent, child, or grandchild of the Participant, or the Participant's spouse, any other relative of the Participant or the Participant's spouse approved by the Board, or any trust for the exclusive benefit of the Participant or any such person, without first offering the same to the Company pursuant to Section 8.2. Shares so transferred shall remain subject to the Option Agreement and this Plan. The Right of First Refusal under subsection 8.8.1 shall then arise when the transferee (as opposed to the Participant) proposes a Transfer in connection with a creditor's proceeding. The Share Repurchase Right shall arise when the Participant's employment or other similar relationship terminates, regardless of whether the Shares have been transferred.

8.9.  ASSIGNMENT OF THE RIGHT OF FIRST REFUSAL.
The Company may assign the Right of First Refusal to one or more persons as may be selected by the Board.

8.10. TERMINATION OF RIGHT OF FIRST REFUSAL.
The Right of First Refusal shall terminate when a public market exists for the Shares. A public market shall be deemed to exist if any of the Company's shares of common stock have been registered pursuant to Section 5 of the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, and (a) such stock is listed on a national securities exchange or national market system or (b) such stock is traded in the over-the-counter market and prices therefor are published daily for 90 days in a recognized financial journal.

8.11. LEGENDS.
Unless a public market exists for the Shares, each certificate representing the Shares shall bear a legend in form and substance satisfactory to the Company to the effect that the Shares are subject to the Right of First Refusal.

                            9.    SHARE DEPOSIT

9.1.  DEPOSIT.
As security for the faithful performance of the Option Agreement, and to ensure the availability of the Shares for delivery upon exercise of the Share Repurchase Option or the Right of First

Refusal, the Company may require a Participant to deposit each certificate representing Shares with the secretary of the Company, or such other person as the Board may designate ("Custodian"), along with two stock assignments duly endorsed (with date and number of shares blank) for each certificate. The Company may require the signatures to be guaranteed by a national bank or a member of a national Stock Exchange. The Custodian shall then hold the certificates pursuant to the instructions set forth in this Article 9 and as they may be modified in any Option Agreement.

9.2.  COPIES OF NOTICES.
The Participant and the Company shall give the Custodian a copy of any Transfer Notice, Repurchase Notice, notice from the Participant advising the Company of its right to purchase the Shares, or any other notice required or permitted under Article 7 or 8 at the same time they deliver such notices to the intended parties. The Company shall deliver the purchase price of Shares held in escrow to the Custodian along with any Repurchase Notice.

9.3.  DELIVERY OF SHARES AND PURCHASE PRICE.
Promptly upon receipt of a Repurchase Notice or notice that the Company or its assignee is exercising the Right of First Refusal, the Custodian shall (a) date the stock assignments necessary for the transfer in question, (b) fill in the number of Shares being transferred, and (c) deliver the same, together with the certificate evidencing the Shares to be transferred, to the transfer agent of the Company's common stock. The Custodian shall deliver the purchase price to the Participant promptly after receiving it from the Company or its assignee.

9.4.  ATTORNEY-IN-FACT.
Each Participant, by accepting the Option Agreement, irrevocably constitutes and appoints the Custodian as the Participant's attorney-in-fact and agent to execute all documents necessary or appropriate to transfer Shares as contemplated in this Article 9.

9.5.  OWNERSHIP OF THE SHARES.
Each Participant shall have the full right to vote all Shares held by the Custodian and shall receive all distributions with respect to such Shares for so long as such Participant is the record owner of the Shares.

9.6.  RELEASE OF CERTIFICATES.
Upon a Participant's written request, the Custodian shall release the Share certificates and stock assignments with respect thereto if, and to the extent that, the restrictions on transfer of the Shares set forth in Articles 7 and 8 terminate.

9.7.  POWERS AND RIGHTS OF CUSTODIAN.
      9.7.1.      CUSTODIAN'S RELIANCE.
      The Custodian shall be obligated only to perform such duties as are specifically set forth in this Plan and any applicable Option Agreement. The Custodian may rely and shall be protected in relying or refraining from acting on any instrument the Custodian reasonably believes to be genuine and to have been signed or presented by the proper party or parties. The Custodian shall not be personally liable for any act or omission as Custodian or as attorney-in-fact for a Participant while acting reasonably and in good faith. Any act or omission pursuant to the advice of counsel shall be deemed to be reasonable and in good faith.

      9.7.2.      THIRD PARTY BENEFICIARY.
      The Custodian is an intended third-party beneficiary of this Plan.

      9.7.3.      WARNINGS AND COURT ORDER.
      The Custodian is expressly authorized to disregard any and all warnings given by a Participant or by any other person, other than orders or process of courts or arbitrators provided for in this Plan or the Option Agreement. The Custodian is expressly authorized to comply with and obey orders, judgments, or decrees of any court or the arbitrators provided for in this Plan. The Custodian shall not be liable to any person by reason of such compliance, even if such order, judgment, or decree is later reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

      9.7.4.      COUNSEL TO CUSTODIAN.
      The Custodian may employ legal counsel and such other experts as the Custodian deems necessary in connection with its duties and may pay such experts reasonable compensation.

      9.7.5.      RESIGNATION.
      The Custodian may resign by giving 10 days written notice to the Company.

      9.7.6.      FURTHER INSTRUCTIONS.
      If the Custodian reasonably requires other or further instruments in connection with the escrow, the Company shall furnish such instructions.

      9.7.7.      FEES.
      The Company shall pay all of the Custodian's fees and expenses in such amount as the Company and the Custodian may agree.

              10.   ADMINISTRATION AND AMENDMENT OF THE PLAN

10.1. ADMINISTRATION.
This Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as the Board may delegate to such committee. All references to the Board in this Plan shall also mean the committee if one has been appointed.

10.2. RIGHTS AND POWERS.
Subject to this Plan and, in the case of a committee, the specific rights and powers delegated by the Board to such committee, the Board shall have the authority and discretion to:

      (a)   determine who shall be a Participant;

      (b)   determine when Options are granted;

      (c) determine the terms and conditions of Option Agreements (which terms and conditions may differ among Agreements);

      (d)   interpret this Plan;

      (e)   adopt roles and regulations for implementing this Plan; and

      (f) take such other action as is appropriate to the administration of this Plan.

All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants.

10.3. TERMINATION; AMENDMENT.
The Board may from time to time suspend this Plan, terminate this Plan, or amend this Plan as it deems desirable, without further action on the part of the shareholders of the Company. The approval of the shareholders shall be required, however, to (a) increase the total number of Shares that may be issued under this Plan (except as otherwise provided herein); (b) change the description of the persons eligible to be Participants; or (c) change the minimum exercise price. Except as provided in Article 11, or in an Option Agreement, the suspension, termination, or amendment of this Plan shall not, without the consent of the Participant, alter or impair any rights of the Participant under any Option Agreement.

10.4. REQUIREMENTS OF RULE 16b-3.
In the event that the Company becomes subject to Section 16 of the Securities Exchange Act of 1934, this Plan shall be administered in accordance with Rule 16b-3 promulgated under such Act, or any successor role. Unless the Board determines otherwise in a specific case, Options granted to persons subject to
Section 16(b) of the Securities Exchange Act of 1934 must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 with respect to Plan transactions. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  11.   ADJUSTMENT OF AND CHANGES IN STOCK

11.1. RECAPITALIZATIONS.
If the number of the Company's outstanding shares of common stock is changed by any stock dividend, stock split, reverse stock split, combination, or reclassification, the number of Shares subject to this Plan and to outstanding Options, and the exercise price for such Shares, shall be equitably adjusted as determined by the Board.

11.2. LIQUIDATION.
In the event of the proposed liquidation or dissolution of the Company, the Company shall notify the Participants at least 10 days before such proposed action is taken. All unexercised Options shall terminate immediately before such event.

11.3. REORGANIZATIONS IN WHICH THE COMPANY DISAPPEARS.
      11.3.1.     NOTICE OF REORGANIZATION.
      The Company shall give each holder of Options at least 10 days prior written notice of (a) a sale of all or substantially all of the Company's assets, (b) any reorganization, merger, or consolidation of the Company with any other corporation in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the state in which the Company is incorporated), or (c)any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's voting securities outstanding is transferred.

      11.3.2.     RIGHT TO CANCEL OPTIONS.
      If an exercisable Option is not exercised within 5 days before such event, the Company may cancel the Option by paying the Participant an amount equal to the fair market value of the consideration that the Participant would receive in exchange for the Shares underlying the Option, less the exercise price of the Option.

      11.3.3.     EXPIRATION OF OPTIONS.
      Unless a successor corporation or parent or subsidiary thereof assumes the unexercised Options or substitutes options to purchase substantially equivalent securities of the successor or its parent or subsidiary for the Options outstanding at the time of the closing of such event, all outstanding Options shall terminate upon such event.

11.4. REORGANIZATIONS IN WHICH COMPANY SURVIVES.
Upon any other merger or consolidation of the Company in which there is any adjustment in the common stock of the Company outstanding immediately before such merger or consolidation, there shall be substituted for each Share then subject to this Plan, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock of the Company is converted by such merger or consolidation.

11.5. OTHER CHANGES.
Upon any other relevant change in the capitalization of the Company, the Board may provide for an equitable adjustment in the number of Shares then subject to this Plan, to any Options granted under this Plan, and to the exercise price for such Shares as it deems appropriate.

11.6. NO FRACTIONAL SHARES.
No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this Article 11. Upon any such adjustment, the Shares subject to Options of each Participant shall be rounded down to the nearest whole Share. Alternatively, in the Company's discretion, the Shares subject to Options of each Participant may be rounded up to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Options that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

            12.   SUSPENSION OF OPTIONS TO SATISFY SECURITIES LAWS

12.1. POWER TO SUSPEND.
The Board may suspend the exercisability of outstanding Options from time to time if appropriate to satisfy an exemption from registration under the Securities Act (such as SEC Rule 504) or any state securities law.

12.2. MINIMUM PERIOD.
The minimum period of suspension shall be long enough to ensure that, under applicable federal or state securities regulations (such as SEC Rule 502(a)), sales of stock made before the suspension will not be integrated with sales made after the suspension.

12.3. MAXIMUM PERIOD.
The maximum period of suspension shall only be so long as needed to ensure that, under applicable federal or state securities regulations (such as SEC Rule 504(b)(2)(i)), sales made before the suspension will not be aggregated with sales made after the suspension, unless the Board, in its discretion, determines that such aggregation will not be detrimental to the best interests of the Company or the Participants.

12.4. OPTION GRANTS DURING SUSPENSION.
The Company may continue to grant Options during a period of suspension, provided that such Options are not exercisable until after the suspension.

12.5. OPTION TERMINATION DURING PERIOD OF SUSPENSION
If an outstanding Option terminates during a period of suspension or during the 90 day period after the suspension, the Optionee shall have until 90 days after the suspension to exercise the Option, but in no event later than 10 years after the date of grant.

12.6. ALLOCATION OF EXERCISE RIGHTS BEFORE SUSPENSION.
If the Board believes that a number of Participants wish to exercise Options to an extent that would result in non-compliance with an applicable federal or state securities exemption, the Board may limit the right to exercise outstanding Options and allocate such right among the Participants in a manner that the Board determines to be fair.

12.7. ALL OPTIONS MUST BE SUSPENDED.
The Board shall not suspend any Options granted pursuant to this Plan under this
Article 12 unless it suspends all such outstanding Options.

12.8. ADVICE OF COUNSEL.
The Board may rely upon advice of counsel in determining whether to suspend exercisability of the outstanding Options and in determining the period of suspension. Nothing contained in this Plan requires the Board to determine the length of the suspension in advance.

12.9. SUNSET PROVISION.
This Article 12 shall be void and of no force and effect beginning on the date the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

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

                     13.   INFORMATION TO PARTICIPANTS

13.1. INFORMATION PROVIDED.
The Company shall provide to Participant on a periodic basis (but not less frequently than annually), financial statements of the Company. The Company may provide other information regarding the Company as determined by the Board in its discretion.

13.2. INFORMATION CONFIDENTIAL.
No Participant shall disclose any confidential information about the Company disclosed to the Participant in his or her capacity as a holder of Options. A Participant may, however, disclose such information to his or her legal and financial advisers in connection with advice to be rendered by them to the Participant, or to any transferee of the Shares, but only if the advisor or transferee agrees not to further disclose such information or to use the information for the benefit of anyone other than the Participant, the transferee as a holder of the Shares, or the Company.

                               14.   TAX STATUS

The Company does not, by way of this Plan, any document, Option Agreement, or otherwise, represent or warrant to any person, including the Participants, that the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to this Plan, or any other aspect of this Plan, will have any particular tax effect.

                             15.   MISCELLANEOUS

15.1. ADDITIONAL ACTIONS AND DOCUMENTS.
Each Participant shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Plan or any Option Agreement.

15.2. SUCCESSORS AND ASSIGNS.
All obligations imposed upon the Participants and all rights granted to the Company under this Plan, including without limitation the provisions of Articles 7 and 8, shall be binding upon each Participant's heirs, legal representatives, successors, and assigns. This Plan, and the Option Agreement with each Participant, shall be the sole and exclusive source of any and all rights that a Participant and his or her heirs, legal representatives, or successors shall have in respect to this Plan or any Options.

15.3. NO THIRD-PARTY BENEFICIARIES.
Except with respect to the Custodian referenced in Article 9, nothing in this Plan or any Option Agreement shall (a) confer any rights or remedies on any persons other than the parties and their respective successors and assigns,
(b) relieve or discharge the obligation of any third person to any party, or (c) shall give any third person any right of subrogation or action against any party.

15.4. AMENDMENTS, WAIVERS, AND CONSENTS.
Except as provided in this Plan, no Option Agreement shall be amended except in a writing signed by the Participant and the Company. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent. No waiver of any provision of an Option Agreement or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent, except to the extent specifically set forth in writing. For the protection of all parties, amendments, waivers, and consents concerning Option Agreements that are not in writing and signed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

15.5. NOTICE.
Any notice, instruction, or communication required or permitted to be given under this Plan or any Option Agreement to any party shall be in writing (which may include telex, telegram, telecopier, or other similar form of reproduction followed by a mailed hard copy) and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified mail, return receipt requested, postage prepaid, or two days after deposit with a nationally recognized air courier, fees prepaid, addressed to the principal office or residence of such party as shown on the books of the Company, or to such other address as such party may request by written notice. The Company and each Participant shall make an ordinary, good faith effort to ensure that the person to be given notice actually receives such notice.

15.6. DISPUTE RESOLUTION.
      15.6.1.     NOTICE.
      A party to an Option Agreement who desires money damages or equitable relief from the other party because of a claim relating to Options, Shares, this Plan, or an Option Agreement shall give written notice to the other party of the facts constituting the breach or default (a "Dispute Notice"). This Section 15.6 is intended to cover all aspects of the relationship between the parties with respect to Options, Shares, this Plan, and any Option Agreement, including any claims based on tort or other theories. Any additional claims the parties have against each other shall also be subject to this Section 15.6.

      15.6.2.     NEGOTIATION.
      For fifteen (15) days following delivery of a Dispute Notice (the "Negotiation Period") the parties shall negotiate to resolve the dispute in good faith.

      15.6.3.     MEDIATION.
      After the end of the Negotiation Period, either party may request non-binding mediation with the assistance of a neutral mediator from a recognized mediation service. The party requesting the mediation shall arrange for the mediation service's, subject to the approval of the other party which the other party shall not withhold unreasonably. Mediation shall take place in Santa Clara County, California. Mediation may be scheduled to begin any time after expiration of the Negotiation Period, but with at least 10 days notice to all parties. The parties shall participate in the mediation in good faith and shall devote reasonable time and energy to the mediation so as to promptly resolve the dispute or conclude that they cannot resolve the dispute. The party requesting the mediation shall bear the cost of mediation except as provided elsewhere in this Agreement.

      15.6.4.     ARBITRATION.
      If thirty (30) days after beginning mediation the parties have not resolved the dispute, either party may submit the dispute to final and binding arbitration pursuant to the commercial rules of the American Arbitration Association. The arbitrator(s) shall apply the substantive law of the State of California to the dispute, and shall have the power to interpret such law to the extent it is unclear. At the request of any party, the arbitrators, attorneys, parties to the arbitration, witnesses, experts, court reporters, or other persons present at the arbitration shall agree in writing to maintain the strict confidentiality of the arbitration proceedings. At the election of any party, arbitration shall be conducted by a three neutral arbitrators appointed in accordance with the commercial rules of the American Arbitration Association if (a) the amount in controversy is greater than $50,000 (exclusive of interest and attorneys fees), or (b) a party sought to be enjoined disputes that he or it has engaged in, or asserts that he or it should be able to engage in, the actions sought to be enjoined. In all other cases, the matter shall be arbitrated by a single neutral arbitrator. The parties surrender and waive the right to submit any dispute to a court or jury, or to appeal to a higher court. There shall be no arbitration of any claim that would otherwise be barred by a statute of limitations if the claim were to be brought in a court of law. The arbitrator shall not have the power to award punitive, consequential, indirect, or special damages.

      15.6.5.     ARBITRABILITY.
      The arbitrators shall have the power to determine what disputes between the parties are the proper subject of arbitration.

      15.6.6.     PRELIMINARY REMEDIES.
      Notwithstanding this Section 15.6, a party may apply to a court of competent jurisdiction for prejudgment remedies and emergency relief in the form of a temporary restraining order pending final determination of a claim through arbitration in accordance with this Section 15.6.

      15.6.7.     COSTS AND ATTORNEYS FEES.
      If the arbitrator determines that the actions of a party or its counsel have unreasonably or unnecessarily delayed the resolution of the matter, the arbitrator may in its discretion require such party to pay all or part of cost of the mediation and arbitration proceedings payable by the other party and may require such party to pay all or part of the attorneys fees of the other party. This provision permits an award of attorneys fees against a party regardless of which party is the prevailing party. Otherwise, the parties shall share bear their own attorney's fees and share the costs of arbitration equally.

      15.6.8.     ENFORCEMENT.
      The award of the arbitrator shall be enforceable according to the applicable provisions of the California Code of Civil Procedure, sections 1280 et seq. A party who fails to participate in a negotiation, mediation, or arbitration instituted under this Section 15.6, or who admits to liability and the amount of damage, shall be deemed to have defaulted. Such default may be entered and enforced the same manner as a default in a civil lawsuit.

15.7. JURISDICTION AND VENUE.
Each Participant consents to the personal jurisdiction of all federal and state courts in the state of the Participant's employment and the county of the Company's principal place of business, and agrees that venue shall lie exclusively in the county of the Participant's employment if the Participant is an Employee or former Employee at the time of the dispute, or otherwise in the county of the Company's principal place of business.

15.8. GOVERNING LAW.
The rights and obligations of the parties shall be governed by, and this Plan and each Option Agreement shall be construed and enforced in accordance with, the laws of the State of California, excluding its conflict of laws roles to the extent such roles would apply the law of another jurisdiction. Incentive Options granted under this Plan shall be interpreted and administered in accordance with
Section 422 of the Code. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with this Plan being an incentive stock option plan. If any provision of this Plan or any Option Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

15.9. PLAN GOVERNS.
If there is any inconsistency between this Plan and any documents related to this Plan, including any Option Agreement, this Plan shall govern. Nothing in this Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Options hereunder or any obligation on the part of the Company to issue Options with respect to its common stock.

                              CERTIFICATE OF SECRETARY

KNOW ALL BY THESE PRESENTS:

That the undersigned does hereby certify that the undersigned is the Secretary of AIMNET CORPORATION, a corporation duly organized and existing under and by virtue of the laws of the State of California; that the above and foregoing 1995 Stock Option Plan was duly and regularly adopted as such by the Board of Directors on __________, 1995 and the shareholders of said corporation on ______, 1995; and that the above and foregoing 1995 Stock Option Plan is now in full force and effect.

Dated:                        ,19   .
       ----------------------    ---



                                    --------------------------------------
                                    Wayland M. Brill, Secretary



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